EXHIBIT 99.1

Goldman, Sachs & Co.
First Franklin FFMLT 2005 FFA

Selection Criteria: CA

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type

1. Summary

Scheduled Principal Balance: $334,116,804
Number
of Mortgage Loans: 4,327
Average Scheduled Principal Balance: $77,217
Weighted Average Gross Coupon: 9.129%
Weighted Average Net Coupon: 8.619%
Weighted Average Original FICO Score: 674
Weighted Average Original LTV Ratio: 19.35%
Weighted Average Combined Original LTV Ratio: 98.96%
Weighted Average Stated Remaining Term (months): 225
Weighted Average Seasoning(months): 7
Weighted Average Months to Roll: 0
Weighted Average Gross Margin: 0.00%
Weighted Average Initial Rate Cap: 0.00%
Weighted Average Periodic Rate Cap: 0.00%
Weighted Average Gross Maximum Lifetime Rate: 0.00%

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2. Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$25,000 & Below	40	$835,730	0.25%	9.719	643	$20,893	95.77%	100.00%	100.00%
$25,001 - $50,000	776	32,161,213	9.63	9.405	665	41,445	98.76	99.49	100
$50,001 - $75,000	1,590	99,331,754	29.73	9.296	668	62,473	99.37	98.65	100
$75,001 - $100,000	1,079	93,442,580	27.97	9.221	670	86,601	99.49	97.84	100
$100,001 - $125,000	479	53,409,621	15.99	9.027	679	111,502	99.48	95.91	100
$125,001 - $150,000	244	33,510,399	10.03	8.783	685	137,338	98.33	99.63	99.55
$150,001 - $200,000	109	18,815,506	5.63	8.358	702	172,619	96.59	100	100
$200,001 - $250,000	7	1,715,667	0.51	8.095	676	245,095	83.65	100	100
$250,001 - $300,000	3	894,336	0.27	7.58	694	298,112	81.51	100	100
Total:	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%

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3. Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.99 & Below	1	$60,317	0.02%	5.375	692	$60,317	100.00%	100.00%	100.00%
6.00 - 6.49	6	445,715	0.13	6	668	74,286	99.81	100	100
7.00 - 7.49	3	664,421	0.2	7.25	726	221,474	84.03	100	100
7.50 - 7.99	535	47,708,653	14.28	7.958	728	89,175	98.16	100	100
8.00 - 8.49	811	65,348,755	19.56	8.205	714	80,578	99.24	99.5	100
8.50 - 8.99	890	71,134,735	21.29	8.723	678	79,927	98.92	96.18	99.79
9.00 - 9.49	569	42,679,842	12.77	9.293	655	75,009	99.18	97.35	100
9.50 - 9.99	480	35,276,669	10.56	9.723	646	73,493	99.23	96.48	100
10.00 - 10.49	233	17,167,772	5.14	10.204	631	73,681	98.91	98.48	100
10.50 - 10.99	425	29,365,266	8.79	10.741	619	69,095	98.95	99.48	100
11.00 - 11.49	187	12,459,506	3.73	11.125	623	66,628	99.47	100	100
11.50 - 11.99	183	11,592,657	3.47	11.601	610	63,348	99.77	100	100
12.00 - 12.49	4	212,495	0.06	12	603	53,124	100	100	100
Total:	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%

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4. Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	372	$31,325,130	9.38%	8.077	762	$84,207	99.27%	97.83%	100.00%
720 - 739	252	21,199,725	6.35	8.09	728	84,126	99.53	99.57	100
700 - 719	417	34,446,163	10.31	8.08	708	82,605	99.08	97.26	100
680 - 699	639	52,729,018	15.78	8.363	688	82,518	98.93	96.61	100
660 - 679	719	56,184,653	16.82	8.888	668	78,143	99.03	97.73	99.73
640 - 659	830	63,317,594	18.95	9.498	649	76,286	98.72	98.5	100
620 - 639	605	42,289,541	12.66	10.536	629	69,900	98.98	99.77	100
600 - 619	493	32,624,980	9.76	11.03	609	66,176	98.57	100	100
Total:	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%

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5. Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%
Total:	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%

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6. Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00 & Below	1	$149,539	0.04%	8.5	653	$149,539	36.30%	100.00%	100.00%
60.01 - 70.00	5	745,604	0.22	8.239	654	149,121	69.18	100	100
70.01 - 80.00	10	1,033,140	0.31	8.936	636	103,314	77.73	100	100
80.01 - 85.00	23	2,957,237	0.89	8.383	671	128,576	83.15	100	100
85.01 - 90.00	137	10,146,527	3.04	8.716	670	74,062	89.67	99.37	100
90.01 - 95.00	253	18,900,241	5.66	9.12	666	74,705	94.4	97.95	100
95.01 - 100.00	3,898	300,184,515	89.84	9.154	675	77,010	99.9	98.21	99.95
Total:	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%

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7. Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00 & Below	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%
Total:	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%

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8. Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
FULL DOC	4,259	$328,289,089	98.26%	9.129	674	$77,081	98.96%	100.00%	99.95%
LIMITED DOC	66	5,692,676	1.7	9.072	690	86,253	99.33	0	100
ASSET ONLY	1	96,165	0.03	10.5	632	96,165	100	0	100
STATED DOC	1	38,873	0.01	9.875	656	38,873	100	0	100
Total:	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%

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9. Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	3,971	$305,747,589	91.51%	9.106	675	$76,995	99.23%	98.23%	99.95%
Cashout Refi	329	26,035,726	7.79	9.401	657	79,136	96.22	98.46	100
Refinance - No Cashout	27	2,333,488	0.7	9.06	665	86,425	94.17	100	100
Total:	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%

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10. Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	4,326	$333,967,220	99.96%	9.129	674	$77,200	98.96%	98.26%	100.00%
Non-Owner Occupied	1	149,584	0.04	8.999	669	149,584	100	100	0
Total:	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%

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11. Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
SINGLE FAMILY	2,909	$219,333,915	65.65%	9.195	672	$75,398	99.05%	98.26%	100.00%
PUD	608	56,113,314	16.79	8.994	675	92,292	98.17	97.87	100
CONDO	734	52,071,413	15.58	9.024	677	70,942	99.5	98.43	100
2-4 FAMILY	76	6,598,161	1.97	8.889	689	86,818	98.7	100	97.73
Total:	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%

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12. State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%
Total:	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%

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13. Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
91913	50	$4,583,526	1.37%	8.616	694	$91,671	99.04%	98.47%	100.00%
92555	43	3,042,736	0.91	9.374	664	70,761	99.97	100	100
92336	29	2,294,176	0.69	9.088	681	79,110	99.09	100	100
92592	23	2,195,922	0.66	9.488	658	95,475	99.64	94.33	100
92345	43	2,182,986	0.65	9.927	657	50,767	99.83	95.58	100
92562	25	2,117,225	0.63	9.533	656	84,689	98.65	100	100
92880	22	2,083,502	0.62	9.68	653	94,705	99.63	100	100
92126	23	1,875,603	0.56	8.966	680	81,548	99.31	88.92	100
92154	23	1,752,973	0.52	9.014	675	76,216	99.1	100	100
92571	31	1,750,378	0.52	9.426	664	56,464	99.74	100	100
Other	4,015	310,237,779	92.85	9.119	674	77,270	98.93	98.28	99.95
Total:	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%

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14. Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	561	$44,975,240	13.46%	9.083	677	$80,170	98.46%	97.97%	100.00%
181 - 240	3,766	289,141,564	86.54	9.136	673	76,777	99.04	98.3	99.95
Total:	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%

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15. Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
20 YR FIXED BAL 2ND	3,716	$285,952,134	85.58%	9.137	673	$76,952	99.04%	98.32%	99.95%
15 YR FIXED BAL 2ND	541	43,828,161	13.12	9.08	677	81,013	98.42	97.92	100
20 YR FIXED 2ND	50	3,189,430	0.95	9.062	680	63,789	99.09	96.42	100
15 YR FIXED 2ND	19	1,086,236	0.33	9.137	681	57,170	99.8	100	100
10 YR FIXED BAL 2ND	1	60,843	0.02	10.25	632	60,843	100	100	100
Total:	4,327	$334,116,804	100.00%	9.129	674	$77,217	98.96%	98.26%	99.96%

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Selection Criteria: FL

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type

1. Summary

Scheduled Principal Balance: $35,203,984
Number
of Mortgage Loans: 894
Average Scheduled Principal Balance: $39,378
Weighted Average Gross Coupon: 9.570%
Weighted Average Net Coupon: 9.060%
Weighted Average Original FICO Score: 655
Weighted Average Original LTV Ratio: 19.78%
Weighted Average Combined Original LTV Ratio: 99.25%
Weighted Average Stated Remaining Term (months): 226
Weighted Average Seasoning(months): 6
Weighted Average Months to Roll: 0
Weighted Average Gross Margin: 0.00%
Weighted Average Initial Rate Cap: 0.00%
Weighted Average Periodic Rate Cap: 0.00%
Weighted Average Gross Maximum Lifetime Rate: 0.00%

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2. Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$25,000 & Below	184	$3,789,573	10.76%	9.819	649	$20,596	99.71%	97.91%	100.00%
$25,001 - $50,000	533	18,898,922	53.68	9.596	654	35,458	99.41	97.66	100
$50,001 - $75,000	136	8,184,298	23.25	9.594	655	60,179	99.39	97.02	100
$75,001 - $100,000	26	2,208,471	6.27	9.548	661	84,941	99.25	92.58	100
$100,001 - $125,000	6	676,677	1.92	8.722	678	112,780	100	67.74	100
$125,001 - $150,000	6	828,222	2.35	9.093	668	138,037	98.84	81.97	100
$150,001 - $200,000	2	369,194	1.05	8.96	662	184,597	94.7	100	100
$200,001 - $250,000	1	248,626	0.71	8	673	248,626	81.67	100	100
Total:	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%

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3. Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
7.50 - 7.99	28	$1,228,225	3.49%	7.921	725	$43,865	97.62%	87.84%	100.00%
8.00 - 8.49	141	5,893,765	16.74	8.162	709	41,800	97.92	98.57	100
8.50 - 8.99	114	4,795,169	13.62	8.689	678	42,063	99.92	88.23	100
9.00 - 9.49	148	5,749,158	16.33	9.266	655	38,846	99.86	97.83	100
9.50 - 9.99	92	3,928,719	11.16	9.679	647	42,703	99.45	91.19	100
10.00 - 10.49	107	4,028,024	11.44	10.196	629	37,645	99.2	99.28	100
10.50 - 10.99	150	5,462,909	15.52	10.701	616	36,419	99.28	100	100
11.00 - 11.49	56	1,971,347	5.6	11.033	626	35,203	99.77	100	100
11.50 - 11.99	58	2,146,667	6.1	11.558	609	37,011	99.92	100	100
Total:	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%

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4. Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	27	$1,094,585	3.11%	8.145	759	$40,540	99.96%	96.18%	100.00%
720 - 739	30	1,132,031	3.22	8.125	728	37,734	99.77	100	100
700 - 719	60	2,698,221	7.66	8.07	708	44,970	97.15	86.48	100
680 - 699	86	3,606,794	10.25	8.376	689	41,939	99.3	91.27	100
660 - 679	128	5,263,181	14.95	8.822	670	41,119	99.04	92.23	100
640 - 659	179	7,135,471	20.27	9.49	649	39,863	99.84	97.65	100
620 - 639	204	7,744,024	22	10.461	630	37,961	99.32	100	100
600 - 619	180	6,529,677	18.55	10.969	610	36,276	99.33	100	100
Total:	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%

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5. Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%
Total:	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%

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6. Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00 & Below	5	$215,995	0.61%	9.036	662	$43,199	40.00%	100.00%	100.00%
80.01 - 85.00	1	248,626	0.71	8	673	248,626	81.67	100	100
85.01 - 90.00	5	375,423	1.07	8.813	658	75,085	89.95	100	100
90.01 - 95.00	17	644,817	1.83	9.081	660	37,930	94.33	73.82	100
95.01 - 100.00	866	33,719,123	95.78	9.602	655	38,937	99.96	96.65	100
Total:	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%

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7. Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00 & Below	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%
Total:	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%

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8. Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
FULL DOC	869	$33,906,348	96.31%	9.596	654	$39,018	99.25%	100.00%	100.00%
LIMITED DOC	25	1,297,635	3.69	8.887	686	51,905	99.26	0	100
Total:	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%

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9. Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	803	$32,066,853	91.09%	9.57	656	$39,934	99.25%	96.02%	100.00%
Cashout Refi	83	2,902,394	8.24	9.533	653	34,969	99.32	99.24	100
Refinance - No Cashout	8	234,736	0.67	9.914	641	29,342	99.04	100	100
Total:	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%

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10. Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%
Total:	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%

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11. Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
SINGLE FAMILY	480	$18,266,903	51.89%	9.607	654	$38,056	99.35%	95.73%	100.00%
PUD	315	13,469,871	38.26	9.584	655	42,761	99.32	97.61	100
CONDO	91	3,046,217	8.65	9.222	664	33,475	98.21	93.6	100
2-4 FAMILY	8	420,993	1.2	9.978	643	52,624	100	100	100
Total:	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%

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12. State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
FL	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%
Total:	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%

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13. Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
33165	8	$535,465	1.52%	9.056	670	$66,933	100.00%	100.00%	100.00%
33178	8	506,104	1.44	8.973	675	63,263	98.94	83.38	100
33569	14	485,989	1.38	9.85	645	34,714	99.99	94.05	100
33193	8	431,041	1.22	9.325	668	53,880	100	90.85	100
32712	8	409,609	1.16	9.191	661	51,201	99.95	100	100
33186	9	409,058	1.16	9.242	671	45,451	100	100	100
33196	8	402,784	1.14	9.21	657	50,348	100	100	100
32771	10	386,806	1.1	9.441	665	38,681	100	84.56	100
33016	8	376,979	1.07	9.286	650	47,122	98.97	100	100
33015	8	344,382	0.98	9.262	673	43,048	100	100	100
Other	805	30,915,768	87.82	9.61	654	38,405	99.18	96.49	100
Total:	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%

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14. Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	109	$4,334,289	12.31%	9.505	653	$39,764	98.91%	99.61%	100.00%
181 - 240	785	30,869,694	87.69	9.579	656	39,324	99.3	95.85	100
Total:	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%

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15. Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
20 YR FIXED BAL 2ND	764	$30,179,806	85.73%	9.577	656	$39,502	99.29%	95.76%	100.00%
15 YR FIXED BAL 2ND	98	3,787,916	10.76	9.483	653	38,652	98.86	99.55	100
20 YR FIXED 2ND	21	689,889	1.96	9.64	649	32,852	99.76	100	100
10 YR FIXED BAL 2ND	6	309,299	0.88	10.265	627	51,550	100	100	100
15 YR FIXED 2ND	5	237,074	0.67	8.858	674	47,415	98.36	100	100
Total:	894	$35,203,984	100.00%	9.57	655	$39,378	99.25%	96.31%	100.00%

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Selection Criteria: TX

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type

1. Summary

Scheduled Principal Balance: $32,676,876
Number
of Mortgage Loans: 989
Average Scheduled Principal Balance: $33,040
Weighted Average Gross Coupon: 9.815%
Weighted Average Net Coupon: 9.305%
Weighted Average Original FICO Score: 652
Weighted Average Original LTV Ratio: 19.76%
Weighted Average Combined Original LTV Ratio: 99.41%
Weighted Average Stated Remaining Term (months): 221
Weighted Average Seasoning(months): 6
Weighted Average Months to Roll: 0
Weighted Average Gross Margin: 0.00%
Weighted Average Initial Rate Cap: 0.00%
Weighted Average Periodic Rate Cap: 0.00%
Weighted Average Gross Maximum Lifetime Rate: 0.00%

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2. Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$25,000 & Below	397	$7,861,721	24.06%	9.839	651	$19,803	99.73%	99.22%	100.00%
$25,001 - $50,000	490	16,220,711	49.64	9.965	649	33,103	99.82	97.36	100
$50,001 - $75,000	58	3,478,202	10.64	9.688	655	59,969	99.91	96.38	100
$75,001 - $100,000	22	1,886,165	5.77	9.819	654	85,735	99.59	86.36	100
$100,001 - $125,000	10	1,148,827	3.52	9.988	646	114,883	98.98	89.17	100
$125,001 - $150,000	4	555,502	1.7	8.776	702	138,876	100	100	100
$150,001 - $200,000	6	1,027,871	3.15	8.67	684	171,312	96.55	100	100
$200,001 - $250,000	2	497,876	1.52	8.562	659	248,938	83.04	100	100
Total:	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%

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3. Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
6.00 - 6.49	1	$21,195	0.06%	6	620	$21,195	100.00%	100.00%	100.00%
6.50 - 6.99	1	25,805	0.08	6.875	725	25,805	100	100	100
7.50 - 7.99	56	1,902,481	5.82	7.997	733	33,973	99.85	100	100
8.00 - 8.49	50	1,874,487	5.74	8.23	710	37,490	97.33	100	100
8.50 - 8.99	151	5,504,965	16.85	8.715	684	36,457	99.01	91.86	100
9.00 - 9.49	77	2,868,481	8.78	9.138	668	37,253	99.88	94.67	100
9.50 - 9.99	264	8,251,704	25.25	9.769	644	31,256	99.83	96.9	100
10.00 - 10.49	41	1,641,185	5.02	10.226	626	40,029	97.21	91.45	100
10.50 - 10.99	146	4,372,790	13.38	10.713	618	29,951	99.65	100	100
11.00 - 11.49	91	2,858,514	8.75	11.187	623	31,412	99.85	100	100
11.50 - 11.99	101	3,016,286	9.23	11.707	612	29,864	99.92	100	100
12.00 - 12.49	10	338,985	1.04	12.022	609	33,899	99.77	100	100
Total:	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%

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4. Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	35	$1,136,934	3.48%	8.108	767	$32,484	99.79%	97.42%	100.00%
720 - 739	24	648,763	1.99	8.136	728	27,032	99.97	100	100
700 - 719	54	2,041,406	6.25	8.193	707	37,804	99.81	92.46	100
680 - 699	86	3,292,401	10.08	8.559	689	38,284	99.79	89.67	100
660 - 679	138	4,772,450	14.6	9.046	668	34,583	98.89	93.7	100
640 - 659	203	6,792,092	20.79	9.673	649	33,459	99.22	97.45	100
620 - 639	214	7,450,274	22.8	10.627	628	34,814	99.16	100	100
600 - 619	235	6,542,556	20.02	11.202	609	27,841	99.83	100	100
Total:	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%

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5. Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%
Total:	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%

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6. Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
80.01 - 85.00	3	$697,147	2.13%	8.973	647	$232,382	83.01%	100.00%	100.00%
85.01 - 90.00	7	124,111	0.38	9.317	645	17,730	89.75	100	100
90.01 - 95.00	22	816,548	2.5	9.675	650	37,116	94.23	100	100
95.01 - 100.00	957	31,039,070	94.99	9.84	653	32,434	99.95	96.79	100
Total:	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%

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7. Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00 & Below	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%
Total:	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%

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8. Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
FULL DOC	968	$31,679,835	96.95%	9.835	651	$32,727	99.39%	100.00%	100.00%
LIMITED DOC	21	997,041	3.05	9.199	682	47,478	99.96	0	100
Total:	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%

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9. Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	973	$31,860,436	97.50%	9.828	652	$32,745	99.61%	96.87%	100.00%
Refinance - No Cashout	16	816,441	2.5	9.316	652	51,028	91.74	100	100
Total:	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%

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10. Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%
Total:	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%

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11. Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
PUD	522	$18,654,925	57.09%	9.856	650	$35,737	99.54%	96.31%	100.00%
SINGLE FAMILY	440	13,244,558	40.53	9.758	656	30,101	99.19	97.78	100
CONDO	22	568,334	1.74	9.825	648	25,833	99.98	97.4	100
2-4 FAMILY	5	209,060	0.64	9.753	643	41,812	100	100	100
Total:	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%

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12. State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
TX	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%
Total:	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%

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13. Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
77024	4	$690,976	2.11%	8.87	655	$172,744	87.78%	100.00%	100.00%
76248	13	611,748	1.87	10.1	647	47,058	99.22	100	100
75070	14	561,021	1.72	9.76	656	40,073	99.99	93.31	100
77584	17	541,439	1.66	10.139	639	31,849	99.56	100	100
75034	11	478,061	1.46	10.39	636	43,460	99.99	100	100
75126	13	451,791	1.38	10.443	631	34,753	98.44	100	100
75093	4	430,229	1.32	9.472	666	107,557	99.65	100	100
77573	12	405,942	1.24	10.214	632	33,829	99.6	80.88	100
77469	12	389,629	1.19	9.76	643	32,469	99.98	91.36	100
75035	9	384,488	1.18	9.208	666	42,721	99.99	86.66	100
Other	880	27,731,552	84.87	9.816	653	31,513	99.67	97.13	100
Total:	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%

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14. Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	220	$6,949,302	21.27%	9.663	659	$31,588	99.83%	96.21%	100.00%
181 - 240	769	25,727,575	78.73	9.856	650	33,456	99.3	97.15	100
Total:	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%

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15. Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
20 YR FIXED BAL 2ND	677	$23,062,124	70.58%	9.861	650	$34,065	99.24%	96.82%	100.00%
15 YR FIXED BAL 2ND	160	5,090,921	15.58	9.708	658	31,818	99.76	96.29	100
20 YR FIXED 2ND	92	2,665,451	8.16	9.818	653	28,972	99.79	100	100
15 YR FIXED 2ND	59	1,825,375	5.59	9.532	664	30,939	100	95.91	100
10 YR FIXED BAL 2ND	1	33,006	0.1	9.999	626	33,006	100	100	100
Total:	989	$32,676,876	100.00%	9.815	652	$33,040	99.41%	96.95%	100.00%

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Selection Criteria: CO

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type

1. Summary

Scheduled Principal Balance: $27,298,703
Number
of Mortgage Loans: 622
Average Scheduled Principal Balance: $43,889
Weighted Average Gross Coupon: 9.710%
Weighted Average Net Coupon: 9.200%
Weighted Average Original FICO Score: 649
Weighted Average Original LTV Ratio: 19.66%
Weighted Average Combined Original LTV Ratio: 99.38%
Weighted Average Stated Remaining Term (months): 204
Weighted Average Seasoning(months): 6
Weighted Average Months to Roll: 0
Weighted Average Gross Margin: 0.00%
Weighted Average Initial Rate Cap: 0.00%
Weighted Average Periodic Rate Cap: 0.00%
Weighted Average Gross Maximum Lifetime Rate: 0.00%

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2. Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$25,000 & Below	47	$972,794	3.56%	9.499	656	$20,698	99.05%	100.00%	100.00%
$25,001 - $50,000	432	16,493,338	60.42	9.792	647	38,179	99.84	99.49	100
$50,001 - $75,000	110	6,326,486	23.18	9.667	651	57,514	99.88	98.24	100
$75,001 - $100,000	19	1,618,411	5.93	9.62	651	85,180	98.44	100	100
$100,001 - $125,000	7	790,883	2.9	9.871	636	112,983	97.8	100	100
$125,001 - $150,000	5	696,558	2.55	9.47	641	139,312	92.79	100	100
$150,001 - $200,000	1	151,556	0.56	8.75	660	151,556	94.91	100	100
$200,001 - $250,000	1	248,677	0.91	7.5	729	248,677	89.93	100	100
Total:	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%

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3. Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
7.00 - 7.49	1	$14,022	0.05%	7.25	757	$14,022	90.00%	100.00%	100.00%
7.50 - 7.99	13	690,621	2.53	7.805	720	53,125	96.01	100	100
8.00 - 8.49	89	3,930,746	14.4	8.165	710	44,166	99.33	100	100
8.50 - 8.99	68	3,064,695	11.23	8.723	671	45,069	99.55	100	100
9.00 - 9.49	101	4,542,510	16.64	9.292	651	44,975	98.76	99.08	100
9.50 - 9.99	85	3,814,828	13.97	9.738	644	44,880	99.77	95.98	100
10.00 - 10.49	65	2,846,838	10.43	10.227	627	43,798	99.17	100	100
10.50 - 10.99	109	4,636,962	16.99	10.689	613	42,541	99.86	100	100
11.00 - 11.49	28	1,138,209	4.17	11.015	629	40,650	99.87	100	100
11.50 - 11.99	63	2,619,272	9.59	11.516	610	41,576	99.87	100	100
Total:	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%

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4. Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	13	$500,599	1.83%	8.051	769	$38,508	99.55%	100.00%	100.00%
720 - 739	19	1,042,620	3.82	7.981	728	54,875	97.39	100	100
700 - 719	32	1,303,674	4.78	8.106	708	40,740	100	100	100
680 - 699	49	2,132,762	7.81	8.275	690	43,526	99.62	100	100
660 - 679	81	3,637,441	13.32	8.811	667	44,907	99.13	97.24	100
640 - 659	137	6,148,116	22.52	9.478	649	44,877	99.63	98.46	100
620 - 639	139	6,261,129	22.94	10.401	629	45,044	99.21	100	100
600 - 619	152	6,272,361	22.98	11.008	609	41,266	99.54	100	100
Total:	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%

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5. Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%
Total:	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%

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6. Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
70.01 - 80.00	1	$144,382	0.53%	9.25	624	$144,382	76.17%	100.00%	100.00%
80.01 - 85.00	1	99,521	0.36	8	661	99,521	83.67	100	100
85.01 - 90.00	10	744,563	2.73	8.703	668	74,456	89.58	100	100
90.01 - 95.00	12	545,756	2	9.404	647	45,480	94.92	100	100
95.01 - 100.00	598	25,764,482	94.38	9.754	648	43,084	99.95	99.24	100
Total:	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%

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7. Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00 & Below	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%
Total:	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%

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8. Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
FULL DOC	618	$27,103,328	99.28%	9.71	649	$43,857	99.38%	100.00%	100.00%
LIMITED DOC	4	195,376	0.72	9.575	662	48,844	100	0	100
Total:	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%

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9. Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	503	$21,793,306	79.83%	9.708	650	$43,327	99.57%	99.54%	100.00%
Cashout Refi	89	4,136,055	15.15	9.694	644	46,473	98.42	100	100
Refinance - No Cashout	30	1,369,342	5.02	9.787	645	45,645	99.26	93.07	100
Total:	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%

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10. Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%
Total:	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%

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11. Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
PUD	255	$12,611,885	46.20%	9.539	655	$49,458	99.31%	99.11%	100.00%
SINGLE FAMILY	287	12,243,691	44.85	9.901	642	42,661	99.34	99.66	100
CONDO	77	2,327,358	8.53	9.615	651	30,225	99.89	98.2	100
2-4 FAMILY	3	115,769	0.42	9.963	645	38,590	100	100	100
Total:	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%

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12. State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CO	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%
Total:	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%

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13. Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
80022	20	$982,076	3.60%	9.568	650	$49,104	99.99%	100.00%	100.00%
80104	13	844,980	3.1	8.907	677	64,998	96.65	100	100
80013	19	805,212	2.95	9.959	640	42,380	100	100	100
80015	19	789,593	2.89	9.7	656	41,558	99.91	100	100
80233	20	759,789	2.78	9.952	639	37,989	100	100	100
80239	16	603,669	2.21	9.638	654	37,729	99.68	100	100
80241	13	585,485	2.14	9.247	675	45,037	100	92.85	100
80016	9	573,560	2.1	9.169	663	63,729	97.16	100	100
80602	10	539,657	1.98	9.359	657	53,966	98.92	100	100
80014	13	524,685	1.92	9.417	655	40,360	100	100	100
Other	470	20,289,997	74.33	9.779	646	43,170	99.43	99.24	100
Total:	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%

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14. Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	297	$13,258,836	48.57%	9.668	651	$44,643	99.33%	99.56%	100.00%
181 - 240	325	14,039,867	51.43	9.749	647	43,200	99.42	99.03	100
Total:	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%

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15. Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
20 YR FIXED BAL 2ND	318	$13,798,051	50.54%	9.75	647	$43,390	99.41%	99.01%	100.00%
15 YR FIXED BAL 2ND	292	13,068,314	47.87	9.654	651	44,754	99.32	99.55	100
20 YR FIXED 2ND	7	241,817	0.89	9.673	651	34,545	100	100	100
10 YR FIXED BAL 2ND	5	190,522	0.7	10.603	625	38,104	100	100	100
Total:	622	$27,298,703	100.00%	9.71	649	$43,889	99.38%	99.28%	100.00%

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Selection Criteria: WA

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type

1. Summary

Scheduled Principal Balance: $26,931,416
Number
of Mortgage Loans: 645
Average Scheduled Principal Balance: $41,754
Weighted Average Gross Coupon: 9.673%
Weighted Average Net Coupon: 9.163%
Weighted Average Original FICO Score: 659
Weighted Average Original LTV Ratio: 19.71%
Weighted Average Combined Original LTV Ratio: 99.68%
Weighted Average Stated Remaining Term (months): 225
Weighted Average Seasoning(months): 7
Weighted Average Months to Roll: 0
Weighted Average Gross Margin: 0.00%
Weighted Average Initial Rate Cap: 0.00%
Weighted Average Periodic Rate Cap: 0.00%
Weighted Average Gross Maximum Lifetime Rate: 0.00%

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2. Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$25,000 & Below	80	$1,584,346	5.88%	9.982	648	$19,804	98.99%	100.00%	100.00%
$25,001 - $50,000	423	15,419,334	57.25	9.678	659	36,452	99.81	98.62	100
$50,001 - $75,000	104	6,200,212	23.02	9.614	661	59,617	99.7	96.16	100
$75,001 - $100,000	24	2,031,838	7.54	9.682	659	84,660	99.33	96.09	100
$100,001 - $125,000	10	1,153,139	4.28	9.519	658	115,314	99.2	89.71	100
$125,001 - $150,000	4	542,547	2.01	9.56	674	135,637	100	100	100
Total:	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%

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3. Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
6.00 - 6.49	1	$30,620	0.11%	6	606	$30,620	100.00%	100.00%	100.00%
7.50 - 7.99	11	547,327	2.03	7.99	723	49,757	99.61	100	100
8.00 - 8.49	78	3,383,671	12.56	8.205	727	43,380	99.72	100	100
8.50 - 8.99	101	4,293,766	15.94	8.605	694	42,513	99.72	92.51	100
9.00 - 9.49	92	4,071,630	15.12	9.117	665	44,257	99.39	97.95	100
9.50 - 9.99	116	4,789,208	17.78	9.695	650	41,286	99.89	95.67	100
10.00 - 10.49	38	1,458,675	5.42	10.208	627	38,386	98.99	100	100
10.50 - 10.99	81	3,335,496	12.39	10.64	621	41,179	99.77	100	100
11.00 - 11.49	67	2,693,489	10	11.161	622	40,201	100	100	100
11.50 - 11.99	55	2,077,018	7.71	11.665	609	37,764	99.49	98.21	100
12.00 - 12.49	5	250,517	0.93	12	611	50,103	100	100	100
Total:	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%

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4. Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	39	$1,640,850	6.09%	8.239	762	$42,073	99.74%	100.00%	100.00%
720 - 739	25	1,039,564	3.86	8.299	727	41,583	100	93.36	100
700 - 719	41	1,858,413	6.9	8.26	707	45,327	99.81	92.83	100
680 - 699	63	2,705,320	10.05	8.517	688	42,942	99.71	92.5	100
660 - 679	95	4,286,659	15.92	8.996	669	45,123	99.7	95.16	100
640 - 659	134	5,527,511	20.52	9.644	649	41,250	99.58	100	100
620 - 639	125	5,057,915	18.78	10.683	628	40,463	99.76	100	100
600 - 619	123	4,815,183	17.88	11.225	609	39,148	99.53	99.23	100
Total:	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%

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5. Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%
Total:	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%

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6. Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
85.01 - 90.00	9	$286,042	1.06%	9.301	651	$31,782	89.84%	100.00%	100.00%
90.01 - 95.00	19	854,941	3.17	9.829	649	44,997	94.78	100	100
95.01 - 100.00	617	25,790,433	95.76	9.671	660	41,800	99.95	97.48	100
Total:	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%

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7. Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00 & Below	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%
Total:	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%

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8. Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
FULL DOC	633	$26,281,703	97.59%	9.685	658	$41,519	99.67%	100.00%	100.00%
LIMITED DOC	11	612,511	2.27	9.016	690	55,683	100	0	100
ASSET ONLY	1	37,202	0.14	11.5	611	37,202	100	0	100
Total:	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%

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9. Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Purchase	566	$23,507,021	87.28%	9.672	660	$41,532	99.75%	97.60%	100.00%
Cashout Refi	62	2,728,345	10.13	9.66	654	44,006	99.15	96.89	100
Refinance - No Cashout	17	696,051	2.58	9.739	643	40,944	99.34	100	100
Total:	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%

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10. Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%
Total:	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%

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11. Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
SINGLE FAMILY	458	$18,618,965	69.13%	9.717	658	$40,653	99.70%	96.90%	100.00%
PUD	122	6,163,418	22.89	9.59	661	50,520	99.57	98.84	100
CONDO	59	1,874,760	6.96	9.55	663	31,776	100	100	100
2-4 FAMILY	6	274,274	1.02	9.343	672	45,712	98.66	100	100
Total:	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%

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12. State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
WA	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%
Total:	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%

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13. Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
98682	18	$630,431	2.34%	9.876	648	$35,024	99.63%	100.00%	100.00%
98387	14	530,565	1.97	9.595	646	37,898	99.79	100	100
98390	11	478,608	1.78	9.863	648	43,510	100	90.02	100
98422	10	451,607	1.68	9.218	683	45,161	99.93	100	100
98223	10	443,414	1.65	9.673	663	44,341	100	100	100
98042	7	412,262	1.53	10.342	647	58,895	100	100	100
98604	7	367,875	1.37	9.093	679	52,554	99.55	100	100
98405	8	360,027	1.34	9.473	668	45,003	100	100	100
98055	5	347,360	1.29	10.029	647	69,472	100	100	100
98038	6	332,300	1.23	9.318	686	55,383	99.87	100	100
Other	549	22,576,968	83.83	9.674	659	41,124	99.64	97.33	100
Total:	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%

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14. Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	84	$3,551,146	13.19%	9.642	655	$42,276	99.83%	96.15%	100.00%
181 - 240	561	23,380,270	86.81	9.677	660	41,676	99.66	97.81	100
Total:	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%

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15. Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combo. Original LTV	Pct. Full Doc	Pct. Owner Occupied
20 YR FIXED BAL 2ND	552	$23,030,794	85.52%	9.688	659	$41,722	99.65%	97.77%	100.00%
15 YR FIXED BAL 2ND	79	3,328,443	12.36	9.637	656	42,132	99.82	95.9	100
20 YR FIXED 2ND	9	349,476	1.3	8.939	682	38,831	100	100	100
15 YR FIXED 2ND	3	127,316	0.47	9.524	653	42,439	99.98	100	100
10 YR FIXED BAL 2ND	2	95,388	0.35	9.967	635	47,694	100	100	100
Total:	645	$26,931,416	100.00%	9.673	659	$41,754	99.68%	97.59%	100.00%

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